UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 17, 2006

MOHAWK INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	01-19826	52-1604305
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

160 South Industrial Blvd., Calhoun, Georgia 30701

(Address of Principal Executive Offices) (Zip Code)

(706) 629-7721

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 17, 2006, Mohawk Industries, Inc. completed the public offering of $500 million aggregate principal amount of 5.750% Senior Notes due 2011 (the “2011 Notes”) and $900 million aggregate principal amount of 6.125% Senior Notes due 2016 (the “2016 Notes,” together with the 2011 Notes, the “Notes”). The Notes were issued under an Indenture, dated as of January 9, 2006, as supplemented by the First Supplemental Indenture, dated as of January 17, 2006, in each case between Mohawk and SunTrust Bank, as trustee. The Indenture was filed on January 9, 2006 with the Securities Exchange Commission (the “Commission”) as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (file no. 333-130910) (the “Registration Statement”). A copy of the First Supplemental Indenture is attached hereto as Exhibit 4.1 and incorporated herein by reference.

The material terms of the Notes are described in Mohawk’s prospectus supplement, dated January 11, 2006, as filed with the Commission on January 13, 2006, pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, which relates to the offer and sale of the Notes and supplements Mohawk’s prospectus dated January 9, 2006. Mohawk registered the sale of the Notes with the Commission pursuant to the Registration Statement.

Item  8.01 Other Events.

In connection with the offering of the Notes, Mohawk is also filing certain other exhibits as part of this Current Report on Form 8-K that are to be incorporated by reference into the Registration Statement, including the Form of Note for the 2011 Notes, the Form of Note for the 2016 Notes, and the Opinion of Alston & Bird LLP, which are attached hereto as Exhibits 4.2, 4.3 and 5.1, respectively, and incorporated by reference herein.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

    (d) Exhibits:

Exhibit No.	Description
4.1	First Supplemental Indenture, dated as of January 17, 2006, by and between Mohawk Industries, Inc. and SunTrust Bank, as Trustee

4.2	Form of Note for the 5.750% Senior Notes due 2011 (included in Exhibit 4.1)

4.3	Form of Note for the 6.125% Senior Notes due 2016 (Included in Exhibit 4.1)

5.1	Opinion of Alston & Bird LLP

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOHAWK INDUSTRIES, INC.

By:	/s/ Michel S. Vermette
Michel S. Vermette
Vice President and Corporate Controller

Dated: January 19, 2006

INDEX TO EXHIBITS

Exhibit No.	Description
4.1	First Supplemental Indenture, dated as of January 17, 2006, by and between Mohawk Industries, Inc. and SunTrust Bank, as Trustee

4.2	Form of Note for the 5.750% Senior Notes due 2011 (included in Exhibit 4.1)

4.3	Form of Note for the 6.125% Senior Notes due 2016 (Included in Exhibit 4.1)

5.1	Opinion of Alston & Bird LLP

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1)